UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14C
(Rule 14c-101)
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934
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WESTWOOD ONE, INC.
(Name of Registrant as Specified in Its Charter)
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WESTWOOD ONE, INC.
220 West 42nd Street
New York, NY 10036
NOTICE OF ACTION BY WRITTEN CONSENT
November 18, 2011
To the Stockholders of Westwood One, Inc.:
Westwood One, Inc., a Delaware corporation, which we refer to as the “Company,” “we,” “us” or “our,” is sending you this Notice solely for the purpose of informing you that our Board of Directors, which we refer to as our “Board,” has approved, and the holders of a majority of the outstanding shares of our Class A Common Stock, par value $0.01 per share, and our Class B Common Stock, par value $0.01 per share, voting together as a single class, have executed, an Action by Written Consent of Stockholders in Lieu of a Special Meeting approving a Second Amended and Restated Certificate of Incorporation, to change our name from “Westwood One, Inc.” to “Dial Global, Inc.” and to describe, in the event that we have multiple co-Chief Executive Officers at the time of a meeting of stockholders of the Company, how one of the co-Chief Executive Officers will be nominated to our Board. No vote or other action is requested or required on your part.
Under the rules of the Securities and Exchange Commission, the corporate action described above may be effected no earlier than twenty (20) calendar days after we have provided this Notice and mailed our Information Statement relating to the matters described above to our stockholders.
Purpose of Information Statement
This Notice and the Information Statement are being furnished to you for your information to comply with the requirements of the Securities Exchange Act of 1934, as amended, and Section 228(e) of the Delaware General Corporation Law. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with this document and the related actions. No meeting of our stockholders will be held or proxies requested for these matters because they have already been consented to by holders of common stock of the Company, having not less than the minimum number of votes that would be necessary to authorize or take such action, acting by written consent in lieu of a meeting.
Important Notice Regarding the Availability of Information Statement Materials in connection with this Notice of Stockholder Action by Written Consent:
The Information Statement, including our current and periodic reports filed with the U.S. Securities and Exchange Commission and amendments to those reports, may be obtained through our website at www.dialglobal.com.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
Sincerely,
By the Order of the Board of Directors

/s/ Neal Schore Neal Schore
Chairman of the Board
November 18, 2011

220 West 42nd Street
New York, NY 10036

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO
STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN
THIS INFORMATION STATEMENT. THE ACTIONS DESCRIBED IN THIS INFORMATION
STATEMENT HAVE BEEN CONSENTED TO BY THE HOLDERS OF A MAJORITY IN
VOTING POWER OF THE OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK.
WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED
NOT TO SEND US A PROXY OR CONSENT.
THERE ARE NO APPRAISAL RIGHTS AVAILABLE TO HOLDERS OF COMMON STOCK
WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.
Dated November 18, 2011
INTRODUCTION
Westwood One, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), is sending you this Information Statement solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that our Board of Directors (our “Board”) has previously approved, and the holders of a majority of the outstanding shares of our Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), and our Class B Common Stock, par value $0.01 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), voting together as a single class, have previously executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting approving a Second Amended and Restated Certificate of Incorporation (our “Amended Certificate of Incorporation”) to change our name from “Westwood One, Inc.” to “Dial Global, Inc.” (the “Name Change Amendment”) and to describe, in the event that we have multiple co-Chief Executive Officers at the time of a meeting of stockholders of the Company, how one of the co-Chief Executive Officers will be nominated to our Board (the “Director Nomination Amendment” and together with the Name Change Amendment, the “Amendments”). No vote or other action is requested or required on your part.
The Amendments required approval by our Board and the holders of a majority of the Company’s issued and outstanding voting securities. Our Board approved the Amendments on November 4, 2011. On November 4, 2011, Triton Media Group, LLC (“Triton”), which owns 34,237,638 shares of Common Stock, representing approximately 60.2% of the Company’s issued and outstanding voting securities as of such date, and Gores Radio Holdings, LLC (“Gores”), which owns 17,212,977 shares of Common Stock, representing approximately 30.2% of the Company’s issued and outstanding voting securities as of such date, delivered to the Company a written consent approving the Amendments. For purposes of the Amendments, holders of the Class A Common Stock and Class B Common Stock voted together as a single class. No further approval by the Company’s stockholders is required under law, applicable stock exchange rules and the Company’s organizational documents.

BRIEF QUESTIONS AND ANSWERS REGARDING THE AMENDMENTS
Q: What actions were taken by the Action by Written Consent of the Stockholders in lieu of a Special Meeting?
A: Pursuant to the Action by Written Consent of the Stockholders in lieu of a Special Meeting, our stockholders holding at least a majority of the issued and outstanding shares of our Common Stock approved the Amendments. Additional information regarding the Amendments is set forth below in the section entitled “Approval of Amendments.”
Q: Has the Board approved the Amendments?
A: Yes. The Board approved the Amendments on November 4, 2011.
Q: When will the Amendments be effective?
A: In accordance with federal securities laws, the proposed name change and director nomination clarification cannot be effected until at least 20 calendar days following the mailing of this Information Statement to our stockholders. The Amendments will become legally effective on the date it is filed with the Secretary of State of Delaware, which we anticipate to be on or around December 12, 2011.
Q: Why is the Company adopting its Amended Certificate of Incorporation through a stockholder written consent in lieu of holding a stockholder meeting?
A: Under the Delaware General Corporation Law (the “DGCL”), our existing Amended Certificate of Incorporation (our “Existing Certificate of Incorporation”) and our bylaws, stockholder actions may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient to approve and adopt the Amendments. The Company is not required to solicit the vote of any additional stockholders to effect the Amendments. The Company is, however, obligated by federal securities laws to provide this Information Statement to you in connection with the Amendments.
Q: Why did I receive this Information Statement?
A: Applicable laws and regulations require us to provide you with notice of the written consent delivered by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action, as well as other information regarding the Amendments, even though your vote or consent is neither required nor requested in connection with such transactions.
Q: Am I entitled to appraisal rights?
A: No. You are not entitled to appraisal rights under the DGCL in connection with the Amendments under the requirements of Section 262 of the DGCL.

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Q: Where can I find more information about the Company?
A: Our current and periodic reports filed with the SEC including amendments to those reports, may be obtained through our internet website at www.dialglobal.com; directly from us in print upon request to Westwood One, Inc., 220 West 42nd Street, New York, NY 10036, Attn: Secretary; or from the SEC’s website at www.sec.gov free of charge as soon as reasonably practicable after we file these reports with the SEC. Additionally, any reports or information that we file with the SEC may be read and copied at the SEC’s Public Reference Room at 100 F Street, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.
Q: Who can help answer my other questions?
A: If you have more questions about the Amendments or related transactions or need additional copies of this Information Statement, please contact Hiram Lazar, Chief Financial Officer and Secretary, at (212) 419-2900, or Melissa Garza, Senior Vice President, Business & Legal Affairs, at (212) 641-2000.

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APPROVAL OF AMENDMENTS
Name Change Amendment
Our Board and a majority of the holders of our Common Stock have approved the Amended Certificate of Incorporation to change our name from “Westwood One, Inc.” to “Dial Global, Inc.” The name change is being effected because our Board believes that the new name will better reflect our current business structure after giving effect to the Merger (as defined below). A copy of the proposed form of the Amended Certificate of Incorporation is attached to this Information Statement as Exhibit A.
Director Nomination Amendment
Our Board and a majority of the holders of our Common Stock have also approved the Amended Certificate of Incorporation to describe, in the event that we have multiple co-Chief Executive Officers at the time of a meeting of stockholders of the Company, how one of the co-Chief Executive Officers will be nominated to our Board. Our Existing Certificate of Incorporation requires that our Chief Executive Officer be nominated to our Board. Because the Company currently has, and may continue to have, multiple co-Chief Executive Officers, the Board believes that a clarification of our Existing Certificate of Incorporation is warranted to describe which co-Chief Executive Officer will be nominated to the Board. In the event that there are multiple co-Chief Executive Officers at the time of a meeting of stockholders of the Company, the Company shall be required to nominate one of the co-Chief Executive Officers in accordance with the terms agreed to in writing regarding such nomination among the Company and such co-Chief Executive Officers. In the event that there is one Chief Executive Officer of the Company at the time of meeting of stockholders, the Amended Certificate of Incorporation will require that he or she is nominated to the Board. A copy of the proposed form of the Amended Certificate of Incorporation is attached to this Information Statement as Exhibit A.
CHANGE IN CONTROL
On October 21, 2011, the Company announced the consummation of the transactions contemplated by that certain Agreement and Plan of Merger (as amended or modified, the “Merger Agreement”), dated as of July 30, 2011, by and among the Company, Radio Network Holdings, LLC, a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Verge Media Companies, Inc., a Delaware corporation (“Verge”). Pursuant to the Merger Agreement, Verge merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”).
In connection with the Merger, each issued and outstanding share of previously existing Company common stock was reclassified and automatically converted into one share of Class A Common Stock, and each outstanding share of common stock of Verge was automatically converted into and exchanged for the right to receive 6.838482776 shares of Class B Common Stock. The Company issued 34,237,638 shares of Class B Common Stock to Triton, as the sole Verge stockholder immediately prior to the Merger, representing approximately 60.2% of the issued and outstanding shares of common stock of the Company. Under the Merger Agreement, Triton also received the right to elect a majority of the Board. As a result of Triton’s control of the Board and its ownership of securities of the Company, Triton has acquired control of the Company and, generally, has the power to control the outcome of matters submitted to stockholders requiring a majority vote.

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BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information known to us regarding the beneficial ownership of our common stock as of November 2, 2011, by:
•	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;
•	each of our current executive officers and directors; and
•	all current executive officers and directors of the Company as a group.
Unless otherwise indicated in the footnotes to the table or in the cases where community property laws apply, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The percentage of common stock beneficially owned by a person assumes that the person has exercised all options the person holds that are exercisable within 60 days, and that no other persons exercised any of their options.
Information in the columns of the table below is based on 56,905,229 shares of our common stock issued and outstanding as of November 2, 2011.

		Amount and Nature	Percentage of
		of	Outstanding
		Beneficial	Common
Name of Beneficial Owner	Address	Ownership (1)	Stock
Triton Media Group, LLC (2)	220 West 42nd Street, New York, NY 10036	34,237,638	60.2%
Gores Radio Holdings, LLC (3)	10877 Wilshire Boulevard, 18th Floor, Los Angeles, California 90024	17,212,977	30.2%

Executive Officers:
Spencer L. Brown (4)(5)		34,237,638	60.2%
David Landau (4)		34,237,638	60.2%
Hiram Lazar (4)		34,237,638	60.2%
Neal Schore (4)(5)		34,237,638	60.2%
Ken Williams (4)		34,237,638	60.2%

Other Directors and Nominees:
B. James Ford (4)(6)		34,237,638	60.2%
Jonathan I. Gimbel (7)		17,212,977	30.2%
Jules Haimovitz		—	*
H. Melvin Ming		11,533	*
Peter Murphy		—	*
Andrew Salter (4)(8)		34,237,638	60.2%
Mark Stone (9)		17,212,977	30.2%

All Current Directors and Executive Officers as a Group (12 persons)		51,462,148	90.4%

*	Represents less than 1% of our outstanding shares of common stock.

(1)	The person in the table has sole voting and investment power with respects to all shares of stock indicated above, unless otherwise indicated. Tabular information listed above is based on information contained in the most recent Schedule 13D/13G filings and other filings made by such person with the SEC as well as other information made available to the Company. The numbers presented above do not include unvested and/or deferred restricted stock units which have no voting rights until shares are distributed in accordance with their terms. All dividend equivalents on vested restricted stock units and shares of restricted stock (both vested and unvested) are included in the numbers reported above. As described elsewhere in this Information Statement, a holder of restricted stock only (i.e., not restricted stock units) is entitled to vote the restricted shares once it has been awarded such shares. Accordingly, all restricted shares that have been awarded, whether or not vested, are reported in this table of beneficial ownership, even though a holder will not receive such shares until vesting. This is not the case with restricted stock units or stock options that are not deemed beneficially owned until 60 days prior to vesting. For purposes of the Amendments, holders of Class A Common Stock and Class B Common Stock vote together as a single class.

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(2)	Triton Media Group, LLC is controlled by OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund IIIA, L.P., and OCM Principal Opportunities Fund IV, L.P., each of which is a fund managed by Oaktree Capital Management, L.P. Under applicable law, certain of these individuals and their respective spouses may be deemed to be beneficial owners having indirect ownership of the securities owned of record by Triton by virtue of such status. Each of the foregoing entities and the partners, managers and members thereof disclaim beneficial ownership of all shares reported herein in excess of their pecuniary interests, if any. Each of the shares owned by Triton is Class B Common Stock. Because the Class B Common Stock is not convertible to Class A Common Stock at the option of Triton, nor may it automatically convert to Class A Common Stock earlier than three years from the date of issuance, Triton disclaims beneficial ownership of any Class A Common Stock by virtue of ownership of Class B Common Stock. In addition, Triton owns 9,691.374 shares of Series A Preferred Stock of the Company.

(3)	Gores is managed by The Gores Group, LLC. Gores Capital Partners II, L.P. and Gores Co-Invest Partnership II, L.P., which we refer to collectively as the “Gores Funds,” are members of Gores. Each of the members of Gores has the right to receive dividends from, or proceeds from, the sale of investments by Gores, including the shares of common stock, in accordance with their membership interests in Gores. Gores Capital Advisors II, LLC, which we refer to as “Gores Advisors,” is the general partner of the Gores Funds and is managed by The Gores Group, LLC. Alec E. Gores is the manager of The Gores Group, LLC. Each of the members of Gores Advisors has the right to receive dividends from, or proceeds from, the sale of investments by the Gores entities, including the shares of common stock, in accordance with their membership interests in Gores Advisors. Under applicable law, certain of these individuals and their respective spouses may be deemed to be beneficial owners having indirect ownership of the securities owned of record by Gores by virtue of such status. Each of the foregoing entities and the partners, managers and members thereof disclaim beneficial ownership of all shares reported herein in excess of their pecuniary interests, if any. Each of the shares owned by Gores is Class A Common Stock.

(4)	Triton Media Group, LLC is controlled by OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund IIIA, L.P. and OCM Principal Opportunities Fund IV, L.P., each of which is a fund managed by Oaktree Capital Management, L.P. By virtue of being a director and/or officer of Triton Media Group, LLC (as is the case with Messrs. Schore, Brown and Lazar) as well as having a direct or indirect ownership interest therein (as is the case with Messrs. Schore, Brown, Lazar, Landau and Williams), the reporting person could be deemed to have beneficial ownership of securities of the Issuer owned by Triton Media Group, LLC. Each of Messrs. Brown, Ford, Landau, Lazar, and Williams disclaims beneficial ownership of securities of the Company owned by Triton, except to the extent of any pecuniary interest therein.

(5)	Each of Messrs. Brown and Schore also serves as a director of the Company.

(6)	Triton Media Group, LLC is controlled by OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund IIIA, L.P. and OCM Principal Opportunities Fund IV, L.P., each of which is a fund managed by Oaktree Capital Management, L.P. By virtue of being a Managing Director and co-Portfolio Manager (U.S.) at Oaktree Capital Management, L.P. and a director of Triton Media Group, LLC, Mr. Ford could be deemed to have beneficial ownership of securities of the Issuer owned by Triton Media Group, LLC.

(7)	By virtue of being a principal of The Gores Group, LLC, Mr. Gimbel may be deemed to have or share beneficial ownership of securities beneficially owned by Gores. Mr. Gimbel expressly disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein. See Note 3.

(8)	Triton Media Group, LLC is controlled by OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund IIIA, L.P. and OCM Principal Opportunities Fund IV, L.P., each of which is a fund managed by Oaktree Capital Management, L.P. By virtue of being a Senior Vice President at Oaktree Capital Management, L.P. and a director, Vice President and Secretary of Triton Media Group, LLC, Mr. Salter could be deemed to have beneficial ownership of securities of the Issuer owned by Triton Media Group, LLC.

(9)	By virtue of being a senior managing director of The Gores Group, LLC, Mr. Stone may be deemed to have or share beneficial ownership of securities beneficially owned by Gores. Mr. Stone expressly disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein. See Note 3.

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INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON
None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Amendments, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth above in the section entitled “Beneficial Ownership of Securities.” None of our directors opposed the Amendments.
OUTSTANDING VOTING SECURITIES; VOTE REQUIRED; GORES WRITTEN CONSENT
Under Section 228 of the DGCL and Article 11 of the Company’s Existing Certificate of Incorporation, stockholder action may be taken without a meeting and without prior notice by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon are present and voted.
As of November 2, 2011, the Company had 56,905,229 shares of Common Stock issued and outstanding. The Amendments required approval of the holders of a majority of the Company’s issued and outstanding voting securities. On November 4, 2011, Triton, which owns 34,237,638 shares of the Company’s Common Stock, representing approximately 60.2% of the Company’s issued and outstanding voting securities as of such date, and Gores, which owned 17,212,977 shares of the Company’s Common Stock, representing approximately 30.2% of the Company’s issued and outstanding voting securities as of such date, delivered to the Company a written consent approving the Amendments. No further approval by the Company’s stockholders is required under law, applicable stock exchange rules and the Company’s organizational documents.
EFFECTIVE DATE
Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Amendments cannot be effected until twenty (20) calendar days after the date this Information Statement is provided to the Company’s stockholders. This Information Statement will be mailed on or about November 21, 2011 to the stockholders of the Company as of the date on which approval of such transaction was obtained.
APPRAISAL RIGHTS
Holders of the Company’s common stock are not entitled under the DGCL, the Company’s Existing Certificate of Incorporation or By-Laws to appraisal rights in connection with the Amendments or related transactions.
STOCKHOLDERS SHARING AN ADDRESS
Only one Information Statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement, or a future information statement, by written request directed to the Company’s Secretary at 220 West 42nd Street, New York, NY 10036 or by telephone at (212) 419-2900. Likewise, stockholders sharing an address who are receiving multiple copies of this Information Statement and wish to receive a single copy of future information statements may notify the Company at the address and telephone number listed above.

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WHERE STOCKHOLDERS CAN FIND MORE INFORMATION
Our current and periodic reports filed with the SEC, including amendments to those reports, may be obtained through our website at www.dialglobal.com; directly from us in print upon request to Westwood One, Inc., 220 West 42nd Street, New York, NY 10036, Attn: Secretary; or from the SEC’s website at www.sec.gov free of charge as soon as reasonably practicable after we file these reports with the SEC. Additionally, any reports or information that we file with the SEC may be read and copied at the SEC’s Public Reference Room at 100 F Street, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.
WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED
NOT TO SEND US A PROXY OR CONSENT. THE ATTACHED MATERIAL IS FOR
INFORMATIONAL PURPOSES ONLY.
By Order of the Board of Directors,

/s/ Neal Schore
Neal Schore
Chairman of the Board
New York, New York
November 18, 2011

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Exhibit A

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
WESTWOOD ONE, INC.
November [_____], 2011
The undersigned, [                    ], certifies that he is the [                    ] of Westwood One, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), and does hereby further certify as follows:
(1) The name of the Corporation is Westwood One, Inc. The Corporation was originally incorporated under the name Westwood One Delaware, Inc. and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 21, 1985.
(2) This Second Amended and Restated Certificate of Incorporation amends and, as amended, restates in its entirety the Certificate of Incorporation of the Corporation and has been duly adopted and declared advisable by the Board of Directors and stockholders of the Corporation and duly executed and acknowledged by the officers of the Corporation in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.
(3) The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:
FIRST: NAME
The name of the corporation is Dial Global, Inc. (the “Corporation”).
SECOND: REGISTERED OFFICE
The registered office of the Corporation is located at 2711 Centerville Road, Suite 400, City of Wilmington, 19808, New Castle County, State of Delaware. The name of its registered agent at such address is Corporation Service Company.
THIRD: PURPOSE
Subject to Clause (b)(i)(C)(2) of Article FOURTH, the purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “GCL”).

FOURTH: CAPITAL STOCK
(a) AUTHORIZED CAPITAL STOCK.
(i) The total number of shares of stock that the Corporation shall have authority to issue is 5,035,200,000 shares, consisting of: (1) 5,000,000,000 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”); (2) 35,000,000 shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”); and (3) 200,000 shares of Preferred Stock, par value $.01 per share (“Preferred Stock”), issuable in one or more series as hereinafter provided. Except as otherwise expressly provided in this Second Amended and Restated Certificate of Incorporation, Class A Common Stock and Class B Common Stock shall be identical in all respects and shall have equal rights and privileges. References to the Common Stock, unless otherwise provided, refer to both the Class A Common Stock and the Class B Common Stock.
(ii) The number of authorized shares of Class A Common Stock or Preferred Stock may be increased or decreased (but the number of authorized shares of Class A Common Stock may not be decreased below (1) the number of shares thereof then outstanding plus (2) the number of shares of Class A Common Stock issuable upon the conversion of Class B Common Stock and the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for Class A Common Stock, and the number of authorized shares of Preferred Stock may not be decreased below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the Common Stock together with any other class of capital stock of the Corporation entitled to vote thereon in accordance with its terms irrespective of the provisions of Section 242(b)(2) of the GCL or any corresponding provision hereinafter enacted.
(iii) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purposes of issuance upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock that shall be issuable upon the conversion of all such outstanding shares of Class B Common Stock; provided, however, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class B Common Stock by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation. All shares of Class A Common Stock issued upon conversion of shares of Class B Common Stock shall, upon issue, be validly issued, fully paid and non-assessable.
(b) COMMON STOCK VOTING RIGHTS AND DIRECTORS; DIVIDENDS AND DISTRIBUTIONS; SPLITS; OPTIONS; MERGERS; LIQUIDATION; PREEMPTIVE RIGHTS; CONVERSION.

(i) Common Stock Voting Rights and Directors.
(A) The holders of shares of Common Stock shall have the following voting rights and powers:
(1) Each holder of Class A Common Stock and Class B Common Stock shall be entitled, with respect to each share of Common Stock held by such holder on the applicable record date, to one (1) vote in person or by proxy on all matters submitted to a vote of the holders of Class A Common Stock and/or Class B Common Stock, whether voting separately as a class, together as a single class or otherwise. Except as required by applicable law or in connection with a Sale of the Corporation (as hereinafter defined), no vote of any holder of Common Stock shall be required in connection with any matters to be undertaken by the Corporation or its subsidiaries.
(2) Until October 21, 2014, the affirmative vote of not less than two-thirds of the outstanding Class A Common Stock (voting as a separate class) shall be required to approve a Sale of the Corporation (as hereinafter defined), unless the price per share of Class A Common Stock in such transaction exceeds $7.78, minus the per share amount of all cash dividends to holders of record after July 30, 2011 and prior to the date of such Sale of the Corporation (subject, in each case, to adjustment based upon stock splits, stock dividends and transactions having similar effects). “Sale of the Corporation” means a sale of all or substantially all of the assets of the Corporation, or a merger, sale of stock or other transaction in which the holders of Common Stock of the Corporation immediately prior to such transaction (excluding any stockholders who are directly or indirectly part of the buying group in such transaction), collectively do not own a majority of the voting securities and a majority of the economic interests of all capital stock of the Corporation immediately following such transaction.
(3) Except as otherwise required by applicable law, there shall be no cumulative voting on any matter brought to a vote of stockholders of the Corporation.
(B) The number of directors which shall constitute the whole Board of Directors shall initially be nine (9), and shall thereafter be fixed by, or in the manner provided in, the By-Laws of the Corporation. In addition:
(1) Until the later of (x) April 21, 2013 and (y) the date on which at least 35% of the outstanding shares of Common Stock are freely tradable on the NASDAQ Stock Market or other national securities exchange (the later of (x) and (y), the “Board Trigger Date”), the holders of Class A Common Stock voting together as a separate class shall be entitled to elect three (3) members of the Board of Directors, at least one (1) of whom shall be an “Independent Director” (as defined by NASDAQ Marketplace Rule 5605(a)(2) or any successor provision), which such Independent Director shall be reasonably acceptable to a majority of the directors elected by the holders of Class B Common Stock; provided, however, that (A) at such time as all outstanding shares of Class B Common Stock have been converted into shares of Class A Common Stock in accordance with Clause (b)(viii) of this Article FOURTH, the holders of Class A Common Stock (or if any holders of shares of Preferred Stock are entitled to vote thereon together with the holders of Class A Common Stock, as one class with such holders of shares of Preferred Stock) shall be entitled to elect all members of the Board of Directors (other than any member of the Board of Directors elected separately by the holders of one or more series of Preferred Stock); and (B) following the Board Trigger Date (but prior to the events described in

(A) above), the holders of Class A Common Stock and Class B Common Stock (or if any holders of shares of Preferred Stock are entitled to vote thereon together with the holders of Class A Common Stock or Class B Common Stock, as one class with such holders of shares of Preferred Stock), voting together as a single class, shall be entitled to elect all members of the Board of Directors (other than any member of the Board of Directors elected separately by the holders of one or more series of Preferred Stock).
(2) Prior to the Board Trigger Date, the Corporation shall be required to nominate its Chief Executive Officer for election to the Board of Directors at each meeting of stockholders held to elect members to the Board of Directors; provided that, if the Corporation at any time has one or more Co-Chief Executive Officers serving in lieu of a single Chief Executive Officer, the Corporation shall instead be required to nominate one of the Co-Chief Executive Officers for election to the Board of Directors in accordance with the terms agreed to in writing regarding such nomination among the Corporation and such Co-Chief Executive Officers. The Chief Executive Officer or Co-Chief Executive Officer, as applicable, shall be elected to the Board of Directors upon receipt of a plurality of votes of the holders of Common Stock (or if any holders of shares of Preferred Stock are entitled to vote thereon together with the holders of Class A Common Stock, together as one class with such holders of Preferred Stock), voting together as a single class.
(3) Subject to the proviso in Clause (b)(i)(B)(1) and Clause (b)(i)(B)(2) of Article FOURTH, until the Board Trigger Date, the holders of Class B Common Stock voting together as a separate class shall be entitled to elect each other member of the Board of Directors, at least two (2) of whom shall be Independent Directors, which such Independent Directors shall be reasonably acceptable to a majority of the directors elected by the holders of Class A Common Stock.
(4) Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause of a member of the Board of Directors elected by the holders of Class A Common Stock voting separately as a class shall be filled by majority vote of the remaining director or directors elected by the holders of Class A Common Stock, even if less than a quorum, or if there are no such directors or such directors fail to fill such vacancies within thirty (30) days, by the vote of the holders of Class A Common Stock, voting separately as a class (or if any holders of Preferred Stock are entitled to vote thereon together with the holders of Class A Common Stock, as one class with such holders of Preferred Stock). Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause of a member of the Board of Directors elected by the holders of Class B Common Stock voting separately as a class shall be filled by majority vote of the remaining directors so elected by the holders of Class B Common Stock, even if less than a quorum, or if there are no such directors or such directors fail to fill such vacancies within thirty (30) days, by the vote of the holders of Class B Common Stock voting separately as a class; provided, however, that at such time as all outstanding shares of Class B Common Stock have been converted into shares of Class A Common Stock in accordance with Clause (b)(viii) of this Article FOURTH, any such vacancies shall be filled by majority vote of the remaining directors then in office, although less than a quorum, or by a sole remaining director, or if there are no such directors or such directors fail to fill such vacancies within thirty (30) days, by the holders of Class A Common Stock (or if any holders of shares of Preferred Stock are entitled to vote thereon together with the holders of Class A Common Stock, together as one class with such holders of Preferred Stock). Any vacancy on the Board of Directors resulting from death, resignation, disqualification, removal or other cause of the Chief Executive Officer or the Co-Chief Executive Officer serving on the Board of Directors immediately prior to such vacancy, as applicable, shall remain vacant until a replacement is elected by the holders of the Common Stock in accordance with Clause (b)(i)(B)(2) of Article FOURTH. The foregoing provisions of this Clause (b)(i)(B)(4) of this Article FOURTH shall not apply to any members of the Board of Directors elected by one or more series of Preferred Stock voting as a separate class.
(C) Until the later of (x) the date on which at least 35% of the outstanding shares of Common Stock are freely tradable on the NASDAQ Stock Market or other national securities exchange, and (y) the date on which the Authorized Class B Holders (as defined below) shall cease to own a majority of the outstanding shares of voting securities of the Corporation:
(1) The following actions may not be taken (or agreed to be taken) by the Corporation without the consent of (x) all of the Independent Directors or (y) a majority of the members of the Board of Directors elected by the holders of the Class A Common Stock and a majority of the members of the Board of Directors elected by the holders of the Class B Common Stock: (i) entering into any acquisition or disposition that would require the approval of the Stockholders of the Corporation under the GCL or applicable stock exchange rules (other than a Sale of the Corporation (as defined in Clause (b)(i)(A)(2) of this Article FOURTH) over which the holders of the Class A Common Stock do not have a separate class vote); or (ii) taking any action to liquidate, dissolve or wind up the Corporation; and
(2) The following actions may not be taken (or agreed to be taken) by the Corporation without the consent of a majority of the members of the Board of Directors elected by the holders of the Class A Common Stock and a majority of the members of the Board of Directors elected by the holders of the Class B Common Stock: (i) materially changing the scope of the Corporation’s business operations, which consists of operating in the media industry generally, (ii) filing for bankruptcy, insolvency, receivership or similar proceedings by or against the Corporation; or (iii) amending the By-Laws of the Corporation or the organization documents of any of its material subsidiaries in a manner that is contrary to the terms of this Second Amended and Restated Certificate of Incorporation.
(3) The following actions may not be taken (or agreed to be taken) by the Corporation without the consent of a majority of the members of the Board of Directors elected by the holders of the Class A Common Stock: (i) amending the By-Laws of the Corporation or the organization documents of any of its material subsidiaries in a manner that (x) materially adversely affects the rights of holders of Class A Common Stock in a disproportionate manner relative to the holders of Class B Common Stock (it being understood that equity issuances by the Corporation or its subsidiaries (including without limitation the issuance of any interests as contemplated by Clause (b)(iv) of this Article FOURTH) and any expansions of the size of the Board of Directors or the boards of directors or managers of any subsidiaries of the Corporation in connection with any such equity issuances shall not be deemed to materially adversely affect such rights) or (y) prior to the Board Trigger Date, adversely affects the right of the holders of Class A Common Stock to elect the members to the Board of Directors provided for in Clause (b)(i)(B)(1) of this Article FOURTH or the approval right set forth in Clause (b)(i)(C) of this Article FOURTH of the directors elected by the holders of Class A Common Stock or, prior to October 21, 2014, adversely affects the rights of holders of Class A Common Stock to approve a Sale of the Corporation pursuant to Clause (b)(i)(A)(2) of this Article FOURTH; or (ii) the Corporation electing not to pay any amounts as and when owing by the Corporation under that certain Stock Purchase Agreement, dated as of April 29, 2011, between the Corporation and Clear Channel Acquisition LLC (the “Clear Channel SPA”); provided that this subsection (ii) shall not apply (A) at any time after the Guaranty (as defined in the Clear Channel SPA) no longer imposes any payment obligations on the guarantors thereunder; or (B) if the making of such payment would cause a default under any of the Corporation’s or its subsidiaries’ debt obligations.
(4) The following actions may not be taken (or agreed to be taken) by the Corporation without the consent of a majority of the members of the Board of Directors elected by the holders of the Class B Common Stock: (i) amending the By-Laws of the Corporation or the organization documents of any of its material subsidiaries in a manner that (x) materially adversely affects the rights of holders of Class B Common Stock in a disproportionate manner relative to the holders of Class A Common Stock (it being understood that equity issuances by the Corporation or its subsidiaries (including without limitation the issuance of any interests as contemplated by Clause (b)(iv) of this Article FOURTH) and any expansions of the size of the Board of Directors or the boards of directors or managers of any subsidiaries of the Corporation in connection with any such equity issuances shall not be deemed to materially adversely affect such rights) or (y) prior to the Board Trigger Date, adversely affects the right of the holders of Class B Common Stock to elect the members to the Board of Directors provided for in Clause (b)(i)(B)(3) of this Article FOURTH or the approval right set forth in Clause (b)(i)(C) of this Article FOURTH of the directors elected by the holders of Class B Common Stock; or (ii) entering into any transaction with Affiliates other than the holders of Class B Common Stock and other than Exempt Transactions.
For purposes of this Clause (b)(i)(C) of this Article FOURTH, (a) “Affiliate” with respect to the Corporation means any person or entity controlling, controlled by or under common control with the Corporation, and such “control” will be presumed if any person or entity owns 10% or more of the voting securities of the Corporation; and (b) “Exempt Transaction” means any of the following transactions with the Corporation or any of its subsidiaries: (x) any transaction undertaken pursuant to the Digital Reseller Agreement, dated as of July 29, 2011 between Triton Media, LLC, a California limited liability company, and Dial Communications Global Media, LLC, a Delaware limited liability company, as in effect on October 21, 2011; (y) with the approval of a majority of disinterested directors (which approval would not be required for pre-existing arrangements or for transactions in compliance with clause (z) below), arms-length ordinary course business arrangements with portfolio companies of Oaktree Capital Management, L.P., The Gores Group, LLC and Black Canyon Capital, including, without limitation, ordinary course business arrangements with Townsquare Media, LLC, Grenax Broadcasting, and/or Liberman Broadcasting (and/or their respective Affiliates, subsidiaries or acquirers); or (z) so long as in compliance with the Corporation’s policy, if any, on related party transactions (as approved by the Independent Directors), other de minimis arms-length commercial transactions that have lifetime cost or gross revenue to the Corporation (based on remaining contract duration) that is equal to or less than 0.5% of the Corporation’s annual operating costs or gross revenues for the preceding fiscal year.

(D) Except as otherwise required by applicable law, the Corporation shall not, without the prior affirmative vote of holders of at least a majority of the voting power of the outstanding Class A Common Stock voting as a separate class, amend, modify or repeal, or agree to amend, modify or repeal, in each case including by merger, consolidation or otherwise, Article FOURTH, Article FIFTH or Article EIGHTH in a manner that (x) materially adversely affects the rights of holders of Class A Common Stock in a disproportionate manner relative to the holders of Class B Common Stock (it being understood that equity issuances by the Corporation or its subsidiaries (including without limitation the issuance of any interests as contemplated by Clause (b)(iv) of this Article FOURTH) and any expansions of the size of the Board of Directors or the boards of directors or managers of any subsidiaries of the Corporation in connection with any such equity issuances shall not be deemed to materially adversely affect such rights) or (y) prior to the Board Trigger Date, adversely affects the right of the holders of Class A Common Stock to elect the members to the Board of Directors provided for in Clause (b)(i)(B)(1) of this Article FOURTH or the approval right set forth in Clause (b)(i)(C) of this Article FOURTH of the directors elected by the holders of Class A Common Stock or, prior to October 21, 2014, adversely affects the rights of holders of Class A Common Stock to approve a Sale of the Corporation pursuant to Clause (b)(i)(A)(2) of this Article FOURTH;
(E) Except as otherwise required by applicable law, the Corporation shall not, without the prior affirmative vote of holders of at least a majority of the voting power of the outstanding Class B Common Stock voting as a separate class, amend, modify or repeal, or agree to amend, modify or repeal, in each case including by merger, consolidation or otherwise, Article FOURTH, Article FIFTH or Article EIGHTH in a manner that (x) materially adversely affects the rights of holders of Class B Common Stock in a disproportionate manner relative to the holders of Class A Common Stock (it being understood that equity issuances by the Corporation or its subsidiaries (including without limitation the issuance of any interests as contemplated by Clause (b)(iv) of this Article FOURTH) and any expansions of the size of the Board of Directors or the boards of directors or managers of any subsidiaries of the Corporation in connection with any such equity issuances shall not be deemed to materially adversely affect such rights) or (y) prior to the Board Trigger Date, adversely affects the right of the holders of Class B Common Stock to elect the members to the Board of Directors provided for in Clause (b)(i)(B)(3) of this Article FOURTH or the approval right set forth in Clause (b)(i)(C) of this Article FOURTH of the directors elected by the holders of Class B Common Stock;
(F) Except as otherwise expressly provided in this Second Amended and Restated Certificate of Incorporation or the By-Laws or required by applicable law, the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation (or if any holders of shares of any series of Preferred Stock are entitled to vote together with the holders of Common Stock, as one class with such holders of such series of Preferred Stock); provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on the adoption of any Certificate of Designations designating the rights and preferences of any series of Preferred Stock.
(G) Any action required or permitted to be taken at any meeting of any holders of Common Stock and Preferred Stock may be taken without a meeting in accordance with the terms of the By-Laws.

(ii) Dividends and Distributions.
(A) Subject to the preferences applicable to any series of Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, however, that, subject to the provisions of this Clause (b)(ii) of this Article FOURTH, the Corporation shall not pay dividends or make distributions to any holders of any class of Common Stock unless simultaneously with such dividend or distribution, as the case may be, the Corporation makes the same dividend or distribution with respect to each outstanding share of Common Stock regardless of class.
(B) In the case of dividends or other distributions on Common Stock payable in Class A Common Stock or Class B Common Stock, including without limitation distributions pursuant to stock splits or divisions of Class A Common Stock or Class B Common Stock, each class of Common Stock shall receive a dividend or distribution in shares of its class of Common Stock and the number of shares of each class of Common Stock payable per share of such class of Common Stock shall be equal in number.
(iii) Stock Splits.
The Corporation shall not in any manner subdivide (by any stock split, stock dividend, reclassification, recapitalization or otherwise) or combine (by reverse stock split, reclassification, recapitalization or otherwise) the outstanding shares of one class of Common Stock unless the outstanding shares of all classes of Common Stock shall be proportionately subdivided or combined.
(iv) Options, Rights or Warrants.
The Corporation shall have the power to create and issue, whether or not in connection with the issue and sale of any shares of stock or other securities of the Corporation, options, exchange rights, warrants, convertible rights, and similar rights permitting the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes at the time authorized, such options, exchange rights, warrants, convertible rights and similar rights to have such terms and conditions, and to be evidenced by or in such instrument or instruments, consistent with the terms and provisions of this Second Amended and Restated Certificate of Incorporation and as shall be approved by the Board of Directors.

(v) Mergers, Consolidation, Etc.
In the event that the Corporation shall enter into any consolidation, merger, combination or other transaction in which shares of Common Stock are exchanged for or converted into other stock or securities, cash and/or any other property, then, and in such event, the shares of each class of Common Stock shall be exchanged for or converted into the same kind and amount of stock, securities, cash and/or any other property, as the case may be, into which or for which each share of any other class of Common Stock is exchanged or converted; provided, however, that if shares of Common Stock are exchanged for or converted into shares of capital stock, such shares received upon such exchange or conversion may differ, but only in a manner substantially similar to the manner in which Class A Common Stock and Class B Common Stock differ, and, in any event, and without limitation, the conversion rights and obligations of the holders of Class B Common Stock and the other relative rights and treatment accorded to the Class A Common Stock and Class B Common Stock in this Clause (b) of this Article FOURTH shall be preserved. To the fullest extent permitted by law, any construction, calculation or interpretation made by the Board of Directors in determining the application of the provisions of this Clause (b)(v) of this Article FOURTH in good faith shall be conclusive and binding on the Corporation and its stockholders.
(vi) Liquidation Rights.
In the event of any dissolution, liquidation or winding-up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after making provision for the holders of any series of Preferred Stock entitled thereto, the remaining assets and funds of the Corporation, if any, shall be divided among and paid ratably to the holders of the shares of Class A Common Stock and Class B Common Stock treated as a single class.
(vii) No Preemptive Rights.
The holders of shares of Common Stock are not entitled to any preemptive right to subscribe for, purchase or receive any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of bonds, debentures or other securities convertible into or exchangeable for stock.
(viii) Conversion of Class B Common Stock.
(A) Shares of Class B Common Stock shall at all times be held only by Authorized Class B Holders (as hereinafter defined). In that regard, each share of Class B Common Stock Transferred (as hereinafter defined) to one or more persons or entities other than Authorized Class B Holders shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock upon such Transfer. “Authorized Class B Holders” shall mean any of Triton Media Group, LLC and its Affiliates. “Transfer” shall mean any sale, assignment, gift, pledge, hypothecation, mortgage, exchange or other disposition.

(B) Each share of Class B Common Stock shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock upon the Conversion Trigger Date. “Conversion Trigger Date” means the later of (i) October 21, 2014, and (ii) the date upon which both of the following conditions are satisfied: (x) at least 35% of the outstanding shares of Common Stock are freely tradable on the NASDAQ Stock Market or other national securities exchange and (y) the Authorized Class B Holders shall cease to own a majority of the outstanding shares of voting securities of the Corporation.
(C) As promptly as practicable following the surrender of a certificate formerly representing shares of Class B Common Stock that have been converted pursuant to Clause (b)(viii)(A) or (B) of this Article FOURTH, and the payment in cash of any amount required by the provisions of Clause (b)(viii)(F) of this Article FOURTH, the Corporation shall deliver or cause to be delivered at the office of the transfer agent a certificate or certificates representing the number of shares of Class A Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been effected (1) immediately prior to the close of business of the Corporation on the date of Transfer in the case of a conversion under Clause (b)(viii)(A) of this Article FOURTH and (3) immediately prior to the close of business of the Corporation on the Conversion Trigger Date in the case of an automatic conversion under Clause (b)(viii)(B) of this Article FOURTH. At the close of business of the Corporation on the date any such conversion is made or deemed to be effected, except as otherwise provided herein, all rights of the holder of such shares of Class B Common Stock as a holder thereof shall cease, and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock as of such date; provided, however, that if any such conversion is made or deemed to be effected on any date when the stock transfer books of the Corporation shall be closed, all rights of the holder of such shares of Class B Common Stock as a holder thereof shall not cease, and the person or persons in whose name or names the certificate or certificates representing shares of Class A Common Stock are to be issued shall not be deemed the record holder or holders thereof, until the opening of business of the Corporation on the next succeeding day on which the stock transfer books are open.
(D) In the event of a recapitalization, reorganization, reclassification or other event as a result of which the shares of Class A Common Stock are exchanged for or converted into other stock or securities, cash and/or any other property, then a holder of Class B Common Stock shall be entitled to receive upon conversion the same kind and amount of such stock, security, cash and/or other property that such holder would have received if such conversion had occurred immediately prior to the record date or effective date of such event.
(E) No adjustments in respect of dividends shall be made upon the conversion of any shares of Class B Common Stock except as otherwise provided herein; provided, however, that if a share of Class B Common Stock shall be converted subsequent to the record date for the payment of a dividend or other distribution on shares of Class B Common Stock but prior to such payment, then the registered holder of such share at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on such shares on such date notwithstanding the conversion thereof.

(F) The issuance of certificates for shares of Class A Common Stock upon conversion of Class B Common Stock shall be made without charge to the holders of such shares for any transfer or other similar tax in respect of such issuance; provided, however, that if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class B Common Stock converted, then the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax that may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not payable.
(G) Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided herein shall be retired and not available for reissue by the Corporation.
(c) PREFERRED STOCK.
The Board of Directors is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be:
(i) subject to redemption at such time or times and at such price or prices;
(ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series;
(iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or
(iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.
FIFTH: REMOVAL OF DIRECTORS
(a) CLASS A COMMON REMOVAL.
Any director elected by the vote of the holders of Class A Common Stock (or directors appointed to fill a vacancy by directors elected by the vote of the holders of Class A Common Stock) voting separately as a class (or if any holders of Preferred Stock are entitled to vote thereon together with the holders of Class A Common Stock, as one class with such holders of Preferred Stock) may only be removed from office at any time, with or without cause, solely by the affirmative vote of a majority of the voting power of the outstanding shares of Class A Common Stock, voting separately as a class (or if any holders of Preferred Stock are entitled to vote thereon together with the holders of Class A Common Stock, as one class with such holders of Preferred Stock).

(b) CLASS B COMMON REMOVAL.
Any director elected by the vote of the holders of Class B Common Stock (or directors appointed to fill a vacancy by directors elected by the vote of the holders of Class B Common Stock) voting separately as a class (or if any holders of Preferred Stock are entitled to vote thereon together with the holders of Class B Common Stock, as one class with such holders of Preferred Stock) may only be removed from office at any time, with or without cause, solely by the affirmative vote of a majority of the voting power of the outstanding shares of Class B Common Stock, voting as a separate class (or if any holders of Preferred Stock are entitled to vote thereon together with the holders of Class B Common Stock, as one class with such holders of Preferred Stock).
SIXTH: BY-LAWS
The Board of Directors may from time to time adopt, make, amend, supplement or repeal the By-Laws, except as provided in this Second Amended and Restated Certificate of Incorporation or in the By-Laws. Unless and except to the extent that the By-Laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.
SEVENTH: INDEMNIFICATION; DIRECTOR EXCULPATION
(a) INDEMNIFICATION
The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in accordance with the GCL and on the terms set forth in the By-Laws.
(b) DIRECTOR EXCULPATION
No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL as the same exists or may hereafter be amended. If the GCL is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the GCL, as so amended. Any repeal or modification of this Article SEVENTH shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

EIGHTH: AMENDMENT, ETC.
Subject in each instance to Clauses (b)(i)(D) and (b)(i)(E) of Article FOURTH of this Second Amended and Restated Certificate of Incorporation, the Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation in the manner now or hereafter authorized by the laws of the State of Delaware. All rights, preferences and privileges herein conferred are granted subject to this reservation.
NINTH: CORPORATE OPPORTUNITIES
(a) CERTAIN ACKNOWLEDGEMENTS.
In recognition of the fact that the Corporation, on the one hand, and the Principal Investors (as defined below), on the other hand, may currently engage in, and may in the future engage in, the same or similar activities or lines of business and have an interest in the same areas and types of corporate opportunities, and in recognition of the benefits to be derived by the Corporation, through its continued corporate and business relations with the Principal Investors (including possible service of directors, officers and employees of the Principal Investors as directors, officers and employees of the Corporation), the provisions of this Article NINTH are set forth to regulate and define the conduct of certain affairs of the Corporation and its subsidiaries, as they may involve the Principal Investors, and the powers, rights, duties and liabilities of the Corporation and its subsidiaries as well as the respective directors, officers, employees and stockholders thereof.
(b) RENOUNCEMENT OF CERTAIN CORPORATE OPPORTUNITIES.
To the fullest extent permitted by law: (i) the Corporation and its subsidiaries shall have no interest or expectancy in any corporate opportunity and no expectation that such corporate opportunity be offered to the Corporation or its subsidiaries, if such opportunity is one that the Principal Investors has acquired knowledge of or is otherwise pursuing, and any such interest or expectancy in any such corporate opportunity is hereby renounced, so that as a result of such renunciation, the corporate opportunity shall belong to the Principal Investors; (ii) each member of the Principal Investors shall have the right to, and shall have no duty (contractual or otherwise) not to, directly or indirectly: (A) engage in the same, similar or competing business activities or lines of business as the Corporation or its subsidiaries, (B) do business with any client or customer of the Corporation or its subsidiaries, or (C) make investments in competing businesses of the Corporation or its subsidiaries, and such acts shall not be deemed wrongful or improper; (iii) no member of the Principal Investors shall be liable to the Corporation or its subsidiaries for breach of any duty (contractual or otherwise), including without limitation fiduciary duties, by reason of any such activities or of such Person’s participation therein; and (iv) in the event that any member of the Principal Investors acquires knowledge of a potential transaction or matter that may be a corporate opportunity for the Corporation or its subsidiaries, on the one hand, and any member of the Principal Investors, on the other hand, or any other Person, no member of the Principal Investors shall have any duty (contractual or otherwise), including without limitation fiduciary duties, to communicate, present or offer such corporate opportunity to the Corporation or its subsidiaries and shall not be liable to the Corporation or its subsidiaries for breach of any duty (contractual or otherwise), including without limitation fiduciary duties, by reason of the fact that any member of the Principal Investors directly or indirectly pursues or acquires such opportunity for itself, directs such opportunity to another Person, or does not present or communicate such opportunity to the Corporation or its subsidiaries, even though such corporate opportunity may be of a character that, if presented to the Corporation or its subsidiaries, could be taken by the Corporation or its subsidiaries.
(c) CERTAIN DEFINITIONS.
For purposes of this Article NINTH, “Principal Investors” means each of (i) Oaktree Capital Management, L.P., its affiliates and any of their respective managed investment funds and portfolio companies (other than the Corporation and its subsidiaries) and their respective partners, members, directors, employees, stockholders, agents, any successor by operation of law (including by merger) of any such person, and any entity that acquires all or substantially all of the assets of any such person in a single transaction or series of related transactions and (ii) any other holder of Common Stock that was an Affiliate of the Corporation as of October 21, 2011.
(d) SEVERABILITY.
To the extent that any provision of this Article NINTH is found to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision of this Article NINTH.
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IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation, which restates, integrates and further amends the provisions of the Certificate of Incorporation of the Corporation, and which was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, has been signed as of the date first written above.

WESTWOOD ONE, INC.
By:
Name:
Title: